EXHIBIT 10.1
EXECUTION VERSION

SECOND AMENDMENT
THIS SECOND AMENDMENT (this “Amendment”) is entered into as of August 3, 2015 and is effective as of January 30, 2015 (the “Amendment Effective Date”) by and among TIPTREE OPERATING COMPANY, LLC (the “Borrower”), FORTRESS CREDIT CORP. (“Fortress”), as Administrative Agent, Collateral Agent and Lead Arranger, and the Lenders signatory hereto.
W I T N E S S E T H:
WHEREAS, the Borrower, Fortress and the other Lenders, the Agents and the Lead Arranger are parties to that certain Credit Agreement dated as of September 18, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has informed Fortress that it wishes to amend the Credit Agreement to effect the modifications to the Credit Agreement set forth herein; and
WHEREAS, the Lenders party hereto are willing to agree to the Amendment on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement (after giving effect to this Amendment).
2.    Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)    Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
“ “Second Amendment” means the Second Amendment dated as of August 3, 2015 and effective as of January 30, 2015, to Credit Agreement, by and among the Borrower, the Administrative Agent and the lenders party thereto.”
(b)    Section 2.11 of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following:
“Notwithstanding the foregoing, (x) such Installments shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with Sections 2.12 and 2.13, as applicable; (y) any Incremental Term Loan made pursuant to the First Amendment shall be disregarded and shall not be included for purposes of calculating any Installment until the Installment Date occurring on September 30, 2015 (it being understood that (i) any mandatory prepayment pursuant to Section 2.13(c) shall be applied as set forth in Section 2.14(b), and (ii) the aggregate principal amount of any Incremental Term Loans made pursuant to the First Amendment that remain outstanding as of September 30, 2015 shall be added to the original aggregate

Term Loan Commitments for purposes of calculating the amount of the Installment due on September 30, 2015 and each Installment Date thereafter); and (z) the Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the Term Loan Maturity Date.”
(c)    Section 2.14(b) of the Credit Agreement is hereby amended by amended and restating the “fifth” clause thereof with the following:
“fifth, in the case of (i) a voluntary prepayment, to reduce the remaining scheduled Installments of such Term Loans as specified by Borrower in such notice of prepayment, (ii) in the case of a mandatory prepayment pursuant to Section 2.13(c), to prepay the Term Loans and reduce the remaining scheduled Installments of the Term Loans pro rata, and (iii) in the case of any other mandatory prepayment, to prepay the next eight Installments of the Term Loans in direct order of maturity and then to prepay all remaining Installments of the Term Loans pro rata; and”
3.    Representations and Warranties. The Borrower hereby represents and warrants as follows:
(a)    the representations and warranties made by the Borrower contained in the Credit Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent such representation or warranty expressly relates to an earlier date, in which case such representation and warranty is true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date;
(b)    the Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;
(c)    the Borrower has the power and authority to execute, deliver and perform its obligations under this Amendment;
(d)    the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary action;
(e)    this Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability; and
(f)    after giving effect to this Amendment, no Event of Default exists.
4.    Effectiveness. The effectiveness of this Amendment on the Amendment Effective Date is subject to the satisfaction of the following conditions precedent:

(a)    The Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (A) the Borrower, (C) the Requisite Lenders, and (D) the Administrative Agent.
5.    Indemnification. The terms of Section 10.3 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
6.    No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Documents or constitute a course of conduct or dealing among the parties. Fortress reserves all rights, privileges and remedies under the Credit Documents. Except as amended or otherwise modified hereby, the Credit Documents remain unmodified and in full force and effect. All references in the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.
7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic transmission (including email) shall be as effective as delivery of a manually executed counterpart hereof.
8.    Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
9.    Further Assurances. The terms of Section 5.13 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
10.    Governing Law, Submission to Jurisdiction, Waiver of Jury Trial. The terms of Sections 10.14, 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
11.    Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.
12.    Reaffirmation. The Borrower as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which it has granted liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Documents to which it is a party (after giving effect hereto), (ii) ratifies and reaffirms that the aggregate principal amount of the Term Loans outstanding is $46,500,000 and (iii) ratifies and reaffirms the grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of Fortress or the Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.
BORROWER:

TIPTREE OPERATING COMPANY, LLC
By: _/s/ Geoffrey Kauffman___________
Name: Geoffrey Kauffman
Title: Co-Chief Executive Officer
ADMINISTRATIVE AGENT:

FORTRESS CREDIT CORP.
By:	/s/ Douglas J. Cardoni
Name: Douglas J. Cardoni
Title: Authorized Signatory

LENDERS:

DBDB FUNDING LLC
By:	/s/ Douglas J. Cardoni
Name: Douglas J. Cardoni
Title: Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES I LP By: Fortress Credit Opportunities I GP LLC, its general partner
By:	/s/ Douglas J. Cardoni
Name: Douglas J. Cardoni
Title: Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES III CLO LP By: FCO III CLO GP LLC, its general partner
By:	/s/ Douglas J. Cardoni
Name: Douglas J. Cardoni
Title: Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES V CLO Limited By: FCO V CLO CM LLC, its collateral manager
By:	/s/ Douglas J. Cardoni
Name: Douglas J. Cardoni
Title: Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES VI CLO Limited By: FCO VI CLO CM LLC, its collateral manager
By:	/s/ Douglas J. Cardoni
Name: Douglas J. Cardoni
Title: Authorized Signatory